Supplement to the
Fidelity® Export and Multinational Fund
October 30, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 5.

Gordon Scott (portfolio manager) has managed the fund since July 2014.

The following information replaces the biographical information found in the "Fund Management" section on page 23.

Gordon Scott is portfolio manager of the fund, which he has managed since July 2014. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Scott has worked as a research analyst and portfolio manager.

EXF-14-02  July 18, 2014
1.734045.124

Supplement to the
Fidelity® Export and Multinational Fund
Class K
October 30, 2013
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 5.

Gordon Scott (portfolio manager) has managed the fund since July 2014.

The following information replaces similar information in the "Fund Summary" section under the heading "Purchase and Sale of Shares" on page 5.

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already have a qualifying investment in the fund. Plan participants may purchase shares only if shares are eligible for sale and available through their plan.

The following information replaces similar information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Buying Shares" on page 14.

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) that are recordkept by Fidelity and meet certain minimum asset levels or, if not recordkept by Fidelity, that already hold shares of the fund and have a qualifying investment of i) $5 million in the fund or ii) plan assets that meet certain minimum asset levels set by Fidelity. Shares may also be available to an employer-sponsored retirement plan whose sponsor is involved in a corporate action with a company that sponsors a plan for which Fidelity provides recordkeeping services, in anticipation of a transition to the Fidelity recordkeeping platform. Please contact Fidelity for more information about Class K shares.

The following information replaces the biographical information found in the "Fund Management" section on page 19.

Gordon Scott is portfolio manager of the fund, which he has managed since July 2014. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Scott has worked as a research analyst and portfolio manager.

EXF-K-14-02  July 18, 2014
1.900367.105